RENEWAL, EXTENSION AND MODIFICATION AGREEMENT

Effective Date:	April 13, 2007

Original Note:
Date:	April 13, 2006
Amount:	$2,500,000.00
Original Maker:	Landwin REIT, Inc.
Original Payee:	Sylvia, Inc.

New Maturity Date:	April 13, 2008

Current Principal Balance (Amount Financed):	$2,500,000.00

Current Borrower (If same as Original Maker enter "N/C"):	N/C
Holder (If same as Original Payee enter "N/C"):	N/C

Interest Rate:	As stated in the Original Note.

Payment Schedule:	All principal and accrued and unpaid interest is due and payable on the New Maturity Date.

Other Modifications:	None

          This RENEWAL, EXTENSION AND MODIFICATION AGREEMENT (this "Renewal") is to be effective as of the Effective Date.

          Current Borrower and Holder agree as follows:

          1.      Renewal. The Original Note is renewed and extended by changing the maturity date to the New Maturity Date, and is also modified as set forth above under "Interest."

          2.      Ratification. Except as modified, renewed and extended by this Renewal, the parties in all respects ratify and confirm the Original Note and the Original Note as modified, renewed and extended by this Renewal will be construed as one and the same instrument.

          3.      Release. In consideration of the agreement of Holder to enter into this Renewal, which consideration is agreed by Current Borrower to be good and sufficient, Current Borrower hereby RELEASES, ACQUITS AND FOREVER DISCHARGES Holder, its directors, officers, shareholders, agents, contractors, employees, affiliates, attorneys, successors and assigns from any and all claims, demands, liens, damages, actions or suits, of any nature or character, whether statutory (including without limitation usury claims), in contract or in tort, known or unknown, which have accrued or may accrue to Current Borrower or any creditor or affiliate of Current Borrower on account of any injuries, damages or losses or otherwise arising out of or in any way connected to (i) any extension of credit by Holder to Current Borrower on or prior to the date hereof, or (ii) any matter or thing done, omitted or suffered to be done by Holder, its directors, officers, shareholders, agents, employees, affiliates, attorneys, predecessors or assignors on or prior to the date hereof.

THIS RENEWAL AND ALL OTHER WRITTEN LOAN DOCUMENTS RELATED TO THIS RENEWAL REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

          IN WITNESS OF THE FOREGOING, Current Borrower and Holder have each executed this Renewal on the dates indicated below, to be effective as of the Effective Date.

CURRENT BORROWER:
LANDWIN REIT, INC.,
a Maryland corporation

Date: _____________________	By: _____________________________________________________________
Name: ___________________________________________________________
Title: ____________________________________________________________

HOLDER:

Date: _____________________	SYLVIA, INC.

By: _____________________________________________________________
Name: ___________________________________________________________
Title: ____________________________________________________________

THE STATE OF __________________________

COUNTY OF ____________________________

                    The foregoing instrument was acknowledged before me on the ____ day of April, 2007 by _________________________, _____________________of LANDWIN REIT, INC., a Maryland corporation.

____________________________
My Commission Expires: ______________________________________________
Notary Public, State of ____________________________
My Commission expires: ___________________________

THE STATE OF __________________________

COUNTY OF ____________________________

                    The foregoing instrument was acknowledged before me on the ____ day of April, 2007 by _________________________, _____________________of Sylvia, Inc.

______________________________________________
Notary Public, State of : ___________________________
My Commission expires: ___________________________